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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Neenah Paper, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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February 12, 2008

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of Stockholders of Neenah Paper, Inc. to be held at 1201 West Peachtree Street, Suite 1400, Atlanta, Georgia 30309 on Wednesday, March 12, 2008 at 10:00 a.m., local time.

        The formal business to be transacted at the Special Meeting is described in the attached Notice of Special Meeting and Proxy Statement. At the Special Meeting, stockholders will be asked to approve a 1:50 reverse stock split followed immediately by a 50:1 forward stock split. As a result of the reverse/forward split, stockholders holding fewer than 50 shares of Neenah common stock will be cashed out. There will be no impact on stockholders holding more than 50 shares. Neenah's stockholder base is very large, with over 80 percent of individual stockholder accounts holding less than 50 shares each. We believe that the proposed reverse/forward split will benefit small stockholders by allowing them to sell their shares at no cost to them, and will benefit Neenah by significantly reducing stockholder record keeping and mailing expenses.

        Please mark, date, sign and return your proxy card in the enclosed envelope or vote electronically using the Internet or telephone voting procedures described in the attached Proxy Statement, at your earliest convenience. This will assure that your shares will be represented and voted at the Special Meeting, even if you do not attend.

Sincerely,

SEAN T. ERWIN Chairman of the Board, President and Chief Executive Officer

Neenah Paper, Inc.
3460 Preston Ridge Road
Preston Ridge III, Suite 600
Alpharetta, Georgia 30005

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 12, 2008

        NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders of Neenah Paper, Inc. will be held at 1201 West Peachtree Street, Suite 1400, Atlanta, Georgia 30309 on Wednesday, March 12, 2008, at 10:00 a.m., local time, for the purpose of considering and voting upon:

  1.
  A proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of the Company's common stock; and

  2.
  Such other business as properly may come before the Special Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Special Meeting.

        Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on February 6, 2008 are entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.

By Order of the Board of Directors.

STEVEN S. HEINRICHS Senior Vice President, General Counsel and Secretary

Alpharetta, Georgia
February 12, 2008

PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE ELECTRONICALLY USING THE INTERNET OR TELEPHONE VOTING PROCEDURES DESCRIBED IN THE ATTACHED PROXY STATEMENT.

Neenah Paper, Inc.
3460 Preston Ridge Road
Preston Ridge III, Suite 600
Alpharetta, Georgia 30005

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 12, 2008

        This Proxy Statement is furnished to the stockholders of Neenah Paper, Inc. in connection with the solicitation of proxies by our Board of Directors to be voted at the Special Meeting of Stockholders and at any adjournments thereof. The Special Meeting will be held at 1201 West Peachtree Street, Suite 1400, Atlanta, Georgia 30309 on Wednesday, March 12, 2008 at 10:00 a.m., local time. When used in this Proxy Statement, the terms "we," "us," "our" and "Neenah" refer to Neenah Paper, Inc.

        The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is February 12, 2008.

VOTING

General

        The securities that can be voted at the Special Meeting consist of our common stock, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of common stock who are entitled to receive notice of and to vote at the Special Meeting is February 6, 2008. On the record date, 14,955,106 shares of common stock were outstanding and eligible to be voted at the Special Meeting.

Quorum and Vote Required

        The presence, in person or represented by proxy, of holders of a majority of the issued and outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Special Meeting.

        In voting with regard to the proposal to amend the Company's Certificate of Incorporation to effect a 1 for 50 reverse stock split followed by a 50 for 1 forward stock split (Proposal 1), the vote required to approve Proposal 1 is the affirmative vote of a majority of the shares entitled to vote at the Special Meeting. As a result, votes that are not voted or voted "Abstain" will have the same legal effect as voting against the proposal.

        Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals that are considered "discretionary" proposals under the rules of the Exchanges. We believe that Proposal 1 is not a discretionary proposal. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on those proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a "broker non-vote" on the proposal. "Broker non-votes" are considered in determining whether a quorum exists at the Special Meeting, but "broker non-votes" are not considered as votes cast in determining the outcome of any proposal. Accordingly, broker non-votes will have the same effect as a vote against Proposal 1.

Proxy Voting Procedures

        You may vote in person at the Special Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for or against the proposal or abstain from voting.

        If your shares are held in your name, you can vote by proxy in three convenient ways:

  •
  Via Internet:  Go to http://www.proxyvoting.com/np and follow the instructions. You will need to enter the control number printed on your proxy card.

  •
  By Telephone:  Call toll-free 1-866-540-5760 and follow the instructions. You will need to enter the control number printed on your proxy card.

  •
  In Writing:  Complete, sign, date and return your proxy card in the enclosed envelope.

        All properly executed proxies received by Neenah in time to be voted at the Special Meeting and not revoked will be voted at the Special Meeting in accordance with the directions noted on the proxy card. In the absence of such instructions, the shares represented by a proxy will be voted "FOR" the approval of the amendments to the Certificate of Incorporation. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon such matters according to their judgment.

        Any stockholder delivering a proxy has the power to revoke it at any time before it is voted (i) by giving written notice to Steven S. Heinrichs, Senior Vice President, General Counsel and Secretary of Neenah, at 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia 30005, (ii) by submitting a proxy card bearing a later date, including a proxy given via the Internet or by telephone or (iii) by voting in person at the Special Meeting. Please note, however, that under the rules of the Exchanges, any beneficial owner of our common stock whose shares are held in street name by a member brokerage firm may revoke his or her proxy and vote his or her shares in person at the Special Meeting only in accordance with the applicable rules and procedures of the Exchanges, as employed by the beneficial owner's brokerage firm.

        We are also sending this Proxy Statement and voting materials to participants in the Neenah Paper 401(k) Retirement Plan and the Neenah Paper Retirement Contribution Plan. The trustee of each plan, as the stockholder of record of the shares of common stock held in the plans, will vote shares (including fractional shares) of stock allocated to each participant's account under the plans in accordance with directions provided by the participant or, if no directions are provided by the participant, in the same proportion as the shares (including fractional shares) of stock for which the trustee receives timely participant directions.

        In addition to soliciting proxies through the mail, we may solicit proxies through our directors, officers and employees in person and by telephone or facsimile. We expect to retain Mellon Investor Services LLC to aid in the solicitation at a cost of approximately $7,500 plus reimbursement of out-of-pocket expenses. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies.

        If any other matters are properly presented at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person signing the proxy would be entitled to vote. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the meeting.

Stockholder Account Maintenance

        Our transfer agent is Mellon Investor Services LLC. All communications concerning accounts of stockholders of record, including address changes, name changes, inquiries as to requirements to transfer Neenah stock and similar issues, can be handled by calling Mellon Investor Services LLC toll-free number at 1-877-498-8847. For other company information, you can visit our Internet site at http://www.neenah.com.

MATTER TO BE VOTED ON

PROPOSAL 1—
REVERSE/FORWARD STOCK SPLIT

PROPOSAL TO AMEND NEENAH'S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT OF NEENAH'S COMMON STOCK

Summary

        The Board of Directors has authorized, and recommends for your approval, a reverse 1-for-50 stock split followed immediately by a forward 50-for-1 stock split of each share of our common stock. As permitted under Delaware state law, stockholders whose shares of stock are converted into less than 1 share in the reverse split will be converted into the right to receive a cash payment. We refer to the reverse and forward stock splits, together with the related cash payments to stockholders with small holdings, as the "Reverse/Forward Split." We believe that the Reverse/Forward Split will result in significantly reduced stockholder record keeping and mailing expenses to Neenah, and provide holders of fewer than 50 shares with a way to cash out their investments at no cost to them.

        If approved, the Reverse/Forward Split is expected to take place on March 13, 2008. The proposed amendments to Neenah's Certificate of Incorporation necessary to effect the Reverse/Forward Split are attached to this proxy statement as Appendix A. A summary overview of the Reverse/Forward Split follows.

Effect on Stockholders:

        If approved at the Special Meeting, the Reverse/Forward Split will have the following effects on Neenah's stockholders:

Stockholder before completion of the Reverse/Forward Split	Net Effect After Completion of the Reverse/Forward Split
Registered stockholders holding 50 or more shares	None.
Registered stockholders holding fewer than 50 shares
Shares will be converted into the right to receive cash at a price based on the average daily closing price of the five days prior to and including the effective date of the Reverse/Forward Split (see "Determination of Cash-Out Price" at page 9). You will not have to pay any commissions or other fees on this cash-out. Holders of these shares will not have any continuing equity interest in Neenah.
Stockholders holding shares in street name through a nominee, such as bank or broker
Neenah intends for the Reverse/Forward Split to treat stockholders holding in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures, and Neenah stockholders holding shares in street name should contact their nominees.

Participants with shares allocated to their accounts under the Neenah Paper 401(k) Retirement Plan or the Neenah Paper Retirement Contribution Plan and participants holding awards under the 2004 Omnibus Stock and Incentive Compensation Plan	None.

Reasons for the Reverse/Forward Split:

        The Board recommends that the stockholders approve the Reverse/Forward Split for the following reasons. These, and other reasons, are described in detail under "Background and Purpose of the Reverse/Forward Split" at page 7.

        Neenah has a large stockholder base of approximately 62,900 stockholders, principally the result of the spin-off by Kimberly-Clark Corporation in November 2004. Of these stockholders, approximately 51,400 accounts have fewer than 50 shares, comprised of approximately 9,200 registered accounts and 42,200 accounts held in street name through a nominee. In total, these accounts represent approximately 510,000 shares. Continuing to maintain accounts for these stockholders, including costs associated with required stockholder mailings, costs Neenah approximately $600,000 per year. The Reverse/Forward Split will reduce the number of stockholders with small accounts and result in significant cost savings for Neenah.

        In many cases it is expensive for stockholders with fewer than 50 shares to sell their shares on the open market. The Reverse/Forward Split allows stockholders with small accounts to cash out their positions without transaction costs, such as brokerage fees. However, if these stockholders do not want to cash out their holdings of common stock, they may purchase additional shares on the open market to increase their account to at least 50 shares, or, if applicable, consolidate/transfer their accounts into an account with at least 50 shares. These actions would need to be taken far enough in advance so that the consolidation or the purchase is complete and settled by the close of business on the record date of the Reverse/Forward Split, expected to be March 13, 2008.

Structure of the Reverse/Forward Split

        The Reverse/Forward Split includes both a reverse stock split and a forward stock split of shares of Neenah's common stock. If the Reverse/Forward Split is approved and occurs, the reverse split is expected to occur at 6:00 p.m. on March 13, 2008. All stockholders on March 13, 2008 will receive 1 share of Neenah common stock for every 50 shares of common stock held in their accounts at that time. Transactions involving the purchase or sale of Neenah common stock not settled by 6:00 p.m. on March 13, 2008 (the projected record date) will be ignored for purposes of the Reverse/Forward Split. If a registered holder has 50 or more common shares, any fractional share in such account will NOT be cashed out after the reverse split and the total number of shares held by such holder will NOT change as a result of the Reverse/Forward Split. Any registered stockholder who holds fewer than 50 shares of common stock, at the time of the reverse stock split, expected to be 6:00 p.m. on March 13, 2008 (also referred to as a "Cashed-Out Stockholder"), will receive a cash payment instead of fractional shares. This cash payment will be determined and paid as described below under "Determination of Cash-Out Price" at page 9.

        Immediately following the reverse split, at 6:01 p.m. on March 13, 2008, all stockholders who are not Cashed-Out Stockholders will receive 50 shares of common stock for every 1 share of stock they held following the reverse stock split. We intend for the Reverse/Forward Split to treat stockholders holding shares in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names and nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. Accordingly, we also refer to those street name holders who receive a cash payment instead of fractional shares as "Cashed-Out Stockholders." However, nominees may have different procedures, and Neenah stockholders holding shares in street name should contact their nominees.

        In general, the Reverse/Forward Split can be illustrated by the following examples:

Hypothetical Scenario	Result
Mr. Brown is a registered stockholder who holds 24 shares in his account immediately prior to the Reverse/Forward Split.	Instead of receiving a fractional share (24/50 of a share) of common stock after the reverse split, Mr. Brown's 24 shares will be converted into the right to receive cash. If the procedure described under "Determination of Cash-Out Price" would result in a per share price of $30 per share, Mr. Brown would receive $720.00 ($30 × 24 shares).

Note: If Mr. Brown wants to continue his investment in Neenah, he can buy at least 26 more shares of Neenah common stock and hold them in his account. Mr. Brown would have to act far enough in advance of the Reverse/Forward Split so that the purchase is complete and settled by the close of business on the record date for the Reverse/Forward Split, expected to be March 13, 2008.

Mrs. Green has 2 separate record accounts. As of the record date of the Reverse/Forward Split, she holds 17 shares in one account and 35 shares in the other. All of her shares are registered in her name only.
Mrs. Green will receive cash payments equal to the cash-out price of her shares in each record account instead of receiving fractional shares (17/50 share and 35/50 share). Assuming a hypothetical cash-out price of $30 per share, Mrs. Green would receive two checks totaling $1,560 (17 × $30 = $510; 35 × $30 = $1,050; $510 + $1,050 = $1,560).

Note: If Mrs. Green wants to continue her investment in Neenah, she can consolidate/transfer her two record accounts prior to the record date of the Reverse/Forward Split. Alternatively, Mrs. Green could buy at least 33 more shares for her first account and at least 15 shares for her second account. In either case, her holdings will not be cashed out in connection with the Reverse/Forward Split because she will hold at least 50 shares in record accounts. She would have to act far enough in advance so that the consolidation or the purchase is complete by the close of business on the record date of the Reverse/Forward Split, expected to be March 13, 2008.
Mr. Blue holds 50 shares in his record account as of the date of the Reverse/Forward Split.	After the Reverse/Forward Split, Mr. Blue will continue to hold all 50 shares of Neenah common stock.
Mr. Orange holds 46 shares in a brokerage account as of the record date of the Reverse/Forward Split.
Mr. Orange will receive cash payments equal to the cash-out price of his shares in his brokerage account instead of receiving fractional shares. Assuming a hypothetical cash-out price of $30 per share, Mr. Orange would receive a check totaling $1,380 ($30 × 46 shares).

Neenah intends for the Reverse/Forward Split to treat stockholders holding its shares in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Note: If Mr. Orange wants to continue his investment in Neenah, he could buy at least 4 more shares for his account. In such case, his holdings will not be cashed out in connection with the Reverse/Forward Split because he will hold at least 50 shares in his nominee account. He would have to act far enough in advance so that the purchase is complete by the close of business on the record date of the Reverse/Forward Split, expected to be March 13, 2008.

Background and Purpose of the Reverse/Forward Split

        Neenah has a stockholder base of approximately 62,900 stockholders, including almost 10,900 registered stockholders. This large base is principally the result of the spin-off by Kimberly-Clark Corporation ("Kimberly-Clark") of its fine paper and technical products businesses in the United States and its Canadian pulp business in November, 2004. Upon the distribution of all of the shares of our common stock to the stockholders of Kimberly-Clark (the "Spin-Off"), Kimberly-Clark stockholders received a dividend of one share of Neenah common stock for every 33 shares of Kimberly-Clark common stock held.

        As of February 6, 2008, approximately 9,200 registered holders of Neenah common stock owned fewer than 50 shares of stock. Similarly, as of February 6, 2008, approximately 42,200 beneficial holders of Neenah common stock owned fewer than 50 shares of stock. At that time, these stockholders in total represented approximately 82% of the total number of holders of Neenah common stock, but owned approximately 3% of the total number of outstanding shares of common stock.

        The Reverse/Forward Split will provide common stockholders with fewer than 50 shares with a cost-effective way to cash out their investments because Neenah Paper will pay all transaction costs such as brokerage or service fees in connection with the Reverse/Forward Split. In most other cases, small stockholders would likely incur brokerage fees disproportionately high relative to the market value of their shares if they wanted to sell their stock. In addition, some small stockholders might even have difficulty finding a broker willing to handle such small transactions. The Reverse/Forward Split, however, eliminates these problems for most small stockholders.

        Moreover, Neenah will benefit from substantial cost savings as a result of the Reverse/Forward Split. The costs of administering each registered stockholder's account are the same regardless of the number of shares held in each account. Therefore, Neenah's costs to maintain thousands of small accounts are disproportionately high when compared to the total number of shares involved. These costs include printing and postage costs to mail the proxy materials and annual report, and similar costs associated with required mailings to stockholders holding shares in street name through a nominee (i.e. a bank or broker). We expect that these costs will only increase over time.

        In light of these disproportionate costs, the Board believes that it is in the best interests of Neenah and its stockholders as a whole to eliminate the administrative burden and costs associated with record accounts with fewer than 50 shares, resulting in a potential annual savings of approximately $600,000 to Neenah.

        Neenah may in the future pursue alternative methods of reducing its stockholder base, whether or not the Reverse/Forward Split is approved, including odd-lot tender offers and programs to facilitate sales by stockholders of odd-lot holdings. However, there can be no assurance that Neenah will decide to engage in any such transaction.

Effect of the Reverse/Forward Split on Neenah Stockholders

Stockholders with a Record Account of Fewer than 50 Shares:

        If we complete the Reverse/Forward Split and you are a Cashed-Out Stockholder (i.e., a stockholder holding fewer than 50 shares of Neenah common stock immediately prior to the reverse stock split):

  •
  You will not receive fractional shares of stock as a result of the reverse split in respect of your shares being cashed out.

  •
  Instead of receiving fractional shares, you will receive a cash payment in respect of your affected shares. See Determination of Cash-Out Price" at page 9.

  •
  After the reverse split, you will have no further interest in Neenah with respect to your cashed-out shares. These shares will no longer entitle you to the right to vote as a stockholder or share in Neenah's assets, earnings, or profits or in any dividends paid after the reverse split. In other words, you will no longer hold your cashed-out shares, you will just have the right to receive cash for these shares.

  •
  You will not have to pay any service charges or brokerage commissions in connection with the Reverse/Forward Split.

  •
  As soon as practicable after the time we effect the Reverse/Forward Split, expected to be March 13, 2008, you will receive a payment for the cashed out shares you held immediately prior to the reverse split in accordance with the procedures described below. In addition, you will not be entitled to receive interest with respect to the period of time between the date of the reverse split and the date you receive your payment for the cashed out shares.

If you hold Book-Entry Shares:

  •
  Most of Neenah's registered stockholders hold their shares in book-entry form under the Direct Registration System for securities. These stockholders do not have stock certificates evidencing their ownership of Neenah's common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

  •
  If you are a Cashed-Out Stockholder who holds registered shares in a book-entry account, you do not need to take any action to receive your cash payment. We will mail a check to you at your registered address as soon as practicable after the date we affect the Reverse/Forward Split, expected to be March 13, 2008. By signing and cashing this check, you will warrant that you owned the shares for which you received a cash payment.

If you hold Certificated Shares:

  •
  If you are a Cashed-Out Stockholder with a stock certificate representing your cashed-out shares, you will receive a transmittal letter from Neenah as soon as practicable after the date we effect the Reverse/Forward Split, expected to be March 13, 2008. The letter of transmittal will contain instructions on how to surrender your certificate(s) to the company's transfer agent, Mellon Investor Services LLC, for your cash payment. You will not receive your cash payment until you surrender your outstanding certificate(s) to Mellon Investor Services LLC, together with a completed and executed copy of the letter of transmittal. Please do not send your certificates until you receive your letter of transmittal. For further information, see "Stock Certificates" below.

All amounts owed to you will be subject to applicable federal income tax and state abandoned property laws.

You will not receive any interest on cash payments owed to you as a result of the Reverse/Forward Split.

NOTE:    If you want to continue to hold Neenah stock after the Reverse/Forward Split, you may do so by taking either of the following actions far enough in advance so that it is complete and settled by the record date of the Reverse/Forward Split, expected to be March 13, 2008:

    (1)
    purchase a sufficient number of shares of Neenah common stock on the open market so that you hold at least 50 shares of common stock in your account prior to the record date of the reverse split; or

    (2)
    if applicable, consolidate your accounts so that you hold at least 50 shares of Neenah common stock in one account prior to the record date of the reverse split.

Registered Stockholders with 50 or More Shares of Common Stock:

        If you are a stockholder with 50 or more shares of common stock as of the record date of the Reverse/Forward Split, expected to be March 13, 2008, we will first convert your shares into one fiftieth (1/50) of the number of shares you held immediately prior to the reverse split. One minute after the reverse split, at 6:01 p.m., we will reconvert your shares in the forward stock split into 50 times the number of shares you held after the reverse split, which is the same number of shares you held before the reverse split. For example, if you were an owner of 100 shares of common stock immediately prior to the reverse split, your shares would be converted to 2 shares in the reverse split and back to 100 shares in the forward split. As a result, the Reverse/Forward Split will not affect the number of shares that you hold if you hold 50 or more shares of immediately prior to the effective date of the reverse split.

Street Name Holders of Neenah Common Stock:

        Neenah intends for the Reverse/Forward Split to treat stockholders holding Neenah common stock in street name through a nominee (such as a bank or broker) identically as stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse/Forward Split for their beneficial holders. However, nominees may have different procedures and stockholders holding Neenah common stock in street name should contact their nominees.

Current and Former Neenah Employees and Directors:

        If you are an employee or director of Neenah (or a former employee or director), you may own Neenah restricted stock and/or hold restricted stock units, options to purchase Neenah stock or other awards through the 2004 Omnibus Stock and Incentive Compensation Plan. In addition, if you are an employee, you may have invested in Neenah stock under the Neenah Paper 401(k) Retirement Plan or the Neenah Paper Retirement Contribution Plan.

        If you have invested in Neenah stock under the Neenah Paper 401(k) Retirement Plan or the Neenah Paper Retirement Contribution Plan, the Reverse/Forward Split will not affect your investment. If you hold fewer than 50 restricted shares of Neenah stock granted pursuant to the 2004 Omnibus Stock and Incentive Compensation Plan, those shares would be converted into the right to receive cash under the Reverse/Forward Split. However, Neenah does not believe that there are any such accounts. If you hold restricted stock units, options to purchase Neenah stock, or other awards granted to you under the 2004 Omnibus Stock and Incentive Compensation Plan, the Reverse/Forward Split will not affect your award(s).

Determination of Cash-Out Price

        In order to avoid the expense and inconvenience of issuing fractional shares to stockholders who hold less than one share after the reverse split, under Delaware state law Neenah may either arrange for the sale of these fractional shares or pay cash for their fair value. If stockholders approve this proposal at the Special Meeting and the Reverse/Forward Split is completed, the Board of Directors has indicated that it will elect to arrange for Mellon Investor Services LLC, Neenah's transfer agent, to sell a portion of these fractional shares of common stock on the open market, and to have Neenah pay cash for the remaining fractional shares. In either case, the price paid to stockholders with less than 50 shares will be determined based on the average daily closing price per share of the common stock on the New York Stock Exchange for the five trading days immediately before and including the effective date of the Reverse/Forward Split, without interest (the "Cash-Out Price"). Currently, the Board intends to have Neenah pay cash in an amount of up to $9,000,000.00 for a portion of the fractional shares. If the Board revises its election, in its sole discretion, as soon as practicable after the Special Meeting we will publicly announce the decision in a press release and post it on our website at http://www.neenah.com.

        In accordance with the Board's current elections described above, as soon as practicable after the date Neenah effects the Reverse/Forward Split, expected to be March 13, 2008, the transfer agent will sell a portion of the aggregated fractional shares of the Cashed-Out Stockholders at the prevailing prices on the open market, in round lots to the extent practicable.

        Promptly after the date on which we effect the Reverse/Forward Split, Neenah intends to deposit up to $9,000,000.00 with its transfer agent, which will be held in trust with the proceeds from the open market sale for the benefit of the Cashed-Out Stockholders. All Cashed-Out Stockholders will receive cash equal to the Cash-Out Price of the shares they held immediately prior to the reverse split in accounts with fewer than 50 shares of common stock, without interest. Neenah will pay all of the commissions and other out-of-pocket transaction costs in connection with the sale. Until the proceeds of the sale and Neenah's contribution have been distributed, the transfer agent will hold the proceeds in trust for the Cashed-Out Stockholders. As soon as practicable after the Reverse/Forward Split, the transfer agent will pay the cash to the Cashed-Out Stockholders as described above in "Effect of the Reverse/Forward Split on Neenah Stockholders."

        All Cashed-Out Stockholders will receive the same Cash-Out Price.

Effect of the Reverse/Forward Split on Neenah

        The Reverse/Forward Split will not affect the public registration of Neenah's common stock with the SEC under the Securities Exchange Act of 1934, as amended.

        The number of shares of authorized common stock will not change as a result of the Reverse/Forward Split. On February 6, 2008, there are 14,955,106 shares of Neenah common stock issued and outstanding. Following the Reverse/Forward Split, the total number of issued and outstanding shares of common stock will be reduced by the aggregate number of fractional shares of the Cashed-Out Stockholders that Neenah purchases from the Cashed-Out Stockholders. The par value of Neenah's common stock will remain at $.01 per share after the Reverse/Forward Split.

        The total number of shares that will be re-purchased by Neenah is unknown. Also, we do not know what the Cash-Out Price will be or, if applicable, what the net proceeds of the sale of the aggregate fractional shares by the transfer agent will be. However, if the Reverse/Forward Split had been completed as of January 30, 2008, when the average daily closing price per share of Neenah common stock on the New York Stock Exchange for the five trading days immediately preceding and including such date was $26.08, then the cash payments that would have been issued to Cashed-Out Stockholders, including both registered and street name holders, instead of fractional shares would have been approximately $13.3 million, with approximately 345,000 shares of common stock purchased by Neenah. The actual amounts will depend on the number of Cashed-Out Stockholders on the date we affect the Reverse/Forward Split and the Cash-Out Price of the shares, each of which will vary from the number of such stockholders and price on January 30, 2008.

Stock Certificates

        In connection with the Reverse/Forward Split, Neenah's common stock will be identified by a new CUSIP number. The new CUSIP number will appear on any stock certificates representing shares of Neenah common stock after the record date of the Reverse/Forward Split. The Reverse/Forward Split will not affect any certificates representing shares of common stock or the book-entry account records held by registered stockholders owning 50 or more shares immediately prior to record date of the reverse split. Old certificates held by any of these stockholders will continue to evidence ownership of the same number of shares as is set forth on the face of the certificate. Any stockholder with 50 or more shares immediately prior to the reverse split who wants to receive a certificate bearing the new CUSIP number can do so at any time by contacting Neenah's transfer agent at 1-877-498-8847 for instructions on how to surrender old certificates. After the date we effect the Reverse/Forward Split, an old certificate presented to an exchange agent in settlement of a trade will be exchanged for a new certificate bearing the new CUSIP number.

        As described above, any Cashed-Out Stockholder with share certificates will receive a letter of transmittal after the Reverse/Forward Split is completed. These stockholders must complete and sign the letter of transmittal and return it with their stock certificate(s) to Neenah's transfer agent before they can receive cash payment for those shares.

Certain Federal Income Tax Consequences

        We have summarized below the material federal income tax consequences to Neenah and stockholders resulting from the Reverse/Forward Split. This summary is based on existing U.S. federal income tax law, which may change, possibly retroactively. This summary does not discuss all aspects of federal income taxation which may be important to you in light of your individual circumstances. Many stockholders (such as financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and foreign persons) may be subject to special tax rules. Other stockholders may also be subject to special tax rules, including but not limited to: stockholders who received Neenah stock as compensation for services or pursuant to the exercise of an employee stock option, or stockholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that you are a U.S. citizen and have held, and will hold, your shares as capital assets for investment purposes under the Internal Revenue Code of 1986, as amended (the "Code"). You should consult your tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of your specific circumstances.

        We believe that the Reverse/Forward Split will be treated as a tax-free "recapitalization" for federal income tax purposes. This will result in no material federal income tax consequences to Neenah.

        The federal income tax consequences to stockholders will depend in part on whether the Board chooses to arrange for the sale of the Cashed-Out Stockholders' fractional shares on the open market, or to purchase these fractional shares directly. See "Determination of Cash-Out Price" above. The tax consequences of these alternatives are discussed below.

Federal Income Tax Consequences to Stockholders Who Are Not Cashed Out by the Reverse/Forward Split:

        If you (1) continue to hold Neenah common stock immediately after the Reverse/Forward Split, and (2) you receive no cash as a result of the Reverse/Forward Split, you will not recognize any gain or loss in the Reverse/Forward Split and you will have the same adjusted tax basis and holding period in your Neenah common stock, as the case may be, as you had in such stock immediately prior to the Reverse/Forward Split.

Federal Income Tax Consequences to Cashed-Out Stockholders:

        If you receive cash as a result of the Reverse/Forward Split, your tax consequences will depend on whether, in addition to receiving cash, you or a person or entity related to you continues to hold Neenah common stock immediately after the Reverse/Forward Split, as explained below.

Stockholders Who Exchange All of Their Neenah Common Stock for Cash as a Result of the Reverse/Forward Split.

        If you (1) receive cash in exchange for a fractional share as a result of the Reverse/Forward Split, (2) you do not continue to hold any Neenah stock immediately after the Reverse/Forward Split, and (3) you are not related to any person or entity that holds Neenah common stock immediately after the Reverse/Forward Split, you will recognize capital gain or loss. The amount of capital gain or loss you recognize will equal the difference between the cash you receive for your cashed-out stock and your aggregate adjusted tax basis in such stock.

        If you are related to a person or entity who continues to hold Neenah common stock immediately after the Reverse/Forward Split, you will recognize gain in the same manner as set forth in the previous paragraph, provided that your receipt of cash either (1) is "not essentially equivalent to a dividend," or (2) is a "substantially disproportionate redemption of stock," as described below.

  •
  "Not Essentially Equivalent to a Dividend." You will satisfy the "not essentially equivalent to a dividend" test if the reduction in your proportionate interest in the company resulting from the Reverse/Forward Split is considered a "meaningful reduction" given your particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority stockholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.

  •
  "Substantially Disproportionate Redemption of Stock." The receipt of cash in the Reverse/Forward Split will be a "substantially disproportionate redemption of stock" for you if the percentage of the outstanding shares of Neenah common stock owned by you immediately after the Reverse/Forward Split is less than 80% of the percentage of shares of Neenah common stock owned by you immediately before the Reverse/Forward Split and you own less than 50% of the outstanding shares of Neenah common stock after the Reverse/Forward Split.

In applying these tests, you will be treated as owning shares actually or constructively owned by certain individuals and entities related to you. If the redemption of shares of Neenah common stock is not treated as capital gain under any of the tests, then the entire amount of the payment you receive for your shares will be treated first as ordinary dividend income to the extent of your ratable share of Neenah's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as capital gain. See "Maximum Tax Rates Applicable to Capital Gain" below.

Stockholders Who Both Receive Cash and Continue to Hold Neenah Common Stock Immediately After the Reverse/Forward Split.

        If you receive cash as a result of the Reverse/Forward Split and continue to hold Neenah common stock immediately after the Reverse/Forward Split, you generally will be subject to the same rules for determining tax treatment as described in sub-paragraph a. above, the same as if you constructively continue to hold shares of Neenah common stock. If you meet either the "not essentially equivalent to a dividend" test or the "substantially disproportionate redemption of stock "test, then you will recognize gain, but not loss, in an amount equal to the lesser of (1) the excess of the sum of aggregate fair market value of your shares of Neenah common stock plus the cash received over your adjusted tax basis in the shares, or (2) the amount of cash received in the Reverse/Forward Split. In determining whether you meet either test, you must take into account as shares you own both shares of Neenah common stock that you actually own and constructively own (i.e., shares owned by certain individuals or entities related to you) before and after the Reverse/Forward Split. Your aggregate adjusted tax basis in your shares of Neenah common stock held immediately after the Reverse/Forward Split will be equal to your aggregate adjusted tax basis in your shares of Neenah common stock held immediately prior to the Reverse/Forward Split, increased by any gain recognized in the Reverse/Forward Split, and decreased by the amount of cash received in the Reverse/Forward Split.

        Any gain or loss recognized in the Reverse/Forward Split will be treated, for federal income tax purposes, as long-term capital gain or loss (assuming that your receipt of cash either (1) is "not essentially equivalent to a dividend" with respect to you, or (2) is a "substantially disproportionate redemption of stock" with respect to you) provided that you have held your shares for more than one (1) year. If you acquired shares redeemed in the Reverse/Forward Split at different times, you will be required to compute such gain or loss and determine whether such gain or loss is long-term or not, separately with respect to each such acquisition of shares. In applying these tests, you may be able to take into account sales of shares of Neenah common stock that occur substantially contemporaneously with the Reverse/Forward Split. If your gain is not treated as capital gain under any of these tests, the gain will be treated as ordinary dividend income to you to the extent of your ratable share of Neenah's undistributed earnings and profits, then as a tax-free return of capital to the extent of your aggregate adjusted tax basis in your shares, and any remaining gain will be treated as a capital gain. Currently, long-term capital gain and dividend income are both subject to a maximum income tax rate of 15% for federal income tax purposes.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX CONSEQUENCES OF THE REVERSE/FORWARD SPLIT, IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Appraisal Rights

        Dissenting stockholders do not have appraisal rights under Delaware state law or under Neenah's Certificate of Incorporation or By-laws in connection with the Reverse/Forward Split.

Reservation of Rights

        We reserve the right to abandon the Reverse/Forward Split without further action by our stockholders at any time before the filing of the amendments to the Certificate of Incorporation with the Delaware Secretary of State, even if the Reverse/Forward Split has been authorized by our stockholders at the Special Meeting, and by voting in favor of the Reverse/Forward Split you are expressly also authorizing us to determine not to proceed with the Reverse/Forward Split if we should so decide.

        The Board of Directors recommends that you vote FOR this proposal. Proxies solicited by the Board of Directors will be voted FOR this proposal, unless you specify otherwise in your proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of our common stock as of February 6, 2008 with respect to: (i) each of our directors; (ii) each of the named executive officers appearing elsewhere herein; and (iii) all executive officers and directors as a group, based in each case on information furnished to us by such persons. The mailing address of each director and each named executive officer is c/o Neenah Paper, Inc., 3460 Preston Ridge Road, Preston Ridge III, Suite 600, Alpharetta, Georgia 30005. As used in this Proxy Statement, "beneficial ownership" means that a person has, or may have within 60 days, the sole or shared power to vote or direct the voting of a security and/or the sole or shared investment power with respect to a security (i.e., the power to dispose of or direct the disposition of a security).

Name	Shares Beneficially Owned(1)		Percent of Class(2)
Sean T. Erwin	359,676	(3)	2.4
Edward Grzedzinski	8,330	(4)	*
Steven S. Heinrichs	28,622	(3)	*
Mary Ann Leeper	7,830	(4)	*
Bonnie C. Lind	79,875	(3)	*
Timothy S. Lucas	9,330	(4)	*
John F. McGovern	2,455	(6)	*
Philip C. Moore	7,356	(5)	*
John P. O'Donnell	0	(3)	*
James R. Piedmonte	71,277	(3)	*
Stephen M. Wood	14,330	(4)	*
All directors and executive officers as a group (13 persons)	667,370		4.4

(1)
Except as otherwise noted, the directors and executive officers, and all directors and executive officers as a group, have sole voting power and sole investment power over the shares listed.

(2)
An asterisk indicates that the percentage of common stock beneficially owned by the named individual does not exceed 1% of the total outstanding shares of our common stock.

(3)
Includes the following shares of our common stock which could be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of February 6, 2008: Mr. Erwin, 327,381 shares; Mr. Heinrichs, 25,067 shares; Ms. Lind, 67,103 shares; Mr. O'Donnell, 0 shares; Mr. Piedmonte, 61,199 shares, and all directors and executive officers as a group, 480,750 shares. Shares of common stock held by the trustee of Neenah's 401(k) Retirement Plan for the benefit of, and which are attributable to the accounts in the plan of, the named executive officers above also are included in this table.

(4)
Includes 5,585 shares of common stock for the director indicated which could be acquired pursuant to options that are currently exercisable or that will become exercisable within 60 days of February 6, 2008 and 585 shares of restricted common stock that will vest within 60 days of February 6, 2008.

(5)
Includes 5,585 shares of common stock which Mr. Moore could acquire pursuant to options that are currently exercisable or that will become exercisable within 60 days of February 6, 2008 and 593 shares of restricted stock that will vest within 60 days of February 6, 2008.

(6)
Includes 1,870 shares of common stock which Mr. McGovern could acquire pursuant to options that are currently exercisable or that will become exercisable within 60 days of February 6, 2008 and 585 shares of restricted stock that will vest within 60 days of February 6, 2008.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class
The Goldman Sachs Group, Inc. Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	802,963	(1)	5.4%
Barclays Global Investors, NA Barclays Global Fund Advisors Barclays Global Investors, Ltd. 45 Fremont Street San Francisco, CA 94105	790,546	(2)	5.29%
Wachovia Corporation One Wachovia Center Charlotte, NC 28288-0137	1,506,746	(3)	10.08%

1)
The amount shown and the following information is derived from the Schedule 13G filed by The Goldman Sachs Group, Inc. (broker-dealer and investment advisor) and Goldman, Sachs & Co. (parent holding company or control person) reporting beneficial ownership as of December 31, 2007. According to the Schedule 13G, The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. are the beneficial owners of 802,963 shares, with shared voting power over 802,845 shares.

2)
The amount shown and the following information is derived from the Schedule 13G filed by Barclays Global Investors, NA (investment advisor), Barclays Global Fund Advisors (investment advisor) and Barclays Global Investors, Ltd. (registered bank) reporting beneficial ownership as of December 31, 2007. According to the Schedule 13G, Barclays Global Investors, NA is the beneficial owner of, and has dispositive power over 315,649 shares, and has sole voting power over 250,585 shares; Barclays Global Fund Advisors is the beneficial owner of, and has dispositive power over 459,699 shares, and has sole voting power over 334,935 shares; Barclays Global Investors, Ltd. Is the beneficial owner of, and has dispositive power over 15,198 shares.

3)
The amount shown and the following information is derived from the Schedule 13G filed by Wachovia Corporation (parent holding company or control person) reporting beneficial ownership as of December 31, 2007. According to the Schedule 13G, Wachovia Corporation is the beneficial owner of 1,506,746, has sole dispositive power over 1,503,634 shares, has shared dispositive power over 1,665 shares and has sole voting power over 1,358,365 shares.

OTHER MATTERS

        Our Board knows of no matters other than those referred to in the accompanying Notice of Special Meeting of Stockholders which may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and vote at the Special Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Neenah and its stockholders.

        Whether or not you plan to attend the meeting, please vote over the Internet or by telephone or complete, sign and return the proxy card(s) sent to you in the envelope provided. No postage is required for mailing in the United States.

By Order of the Board of Directors.

STEVEN S. HEINRICHS Senior Vice President, General Counsel and Secretary

Alpharetta, Georgia
February 12, 2008

APPENDIX A

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
NEENAH PAPER, INC.

        Neenah Paper, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

        FIRST:    The name of the Corporation is Neenah Paper, Inc.

        SECOND:    The Corporation's original Certificate of Incorporation was filed with the Secretary of State on April 22, 2004.

        THIRD:    The Corporation hereby deletes Article IV of its Amended and Restated Certificate of Incorporation in its entirety and replaces it with the following:

"ARTICLE IV

        Without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock, immediately prior to the time this amendment becomes effective shall be and are hereby automatically reclassified and changed (without any further act) into one-fiftieth (1/50th) of a fully-paid and nonassessable share of Common Stock, without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any holder of fewer than 50 shares of Common Stock immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares, the Corporation shall, as may be determined by the President and Chief Executive Officer of the Corporation, either (1) arrange for the disposition of fractional interests by those entitled thereto, by the mechanism of having (x) the transfer agent of the Corporation aggregate such fractional interests and (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale be allocated and distributed among the holders of the fractional interests as their respective interests appear, or (2) pay in cash the fair value of such fractions of a share as of the time when this amendment becomes effective.

        The Corporation is authorized to issue 120,000,000 shares of capital stock of which (a) 100,000,000 shares shall be shares of Common Stock $.01 par value per share ("Common Stock"), and (b) 20,000,000 shares shall be shares of Preferred Stock $.01 par value per share ("Preferred Stock")."

        FOURTH:    This amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

        This Amendment shall be effective as of 6:00 p.m. EST on the date written below.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment, on this            day of                        , 2008.

NEENAH PAPER, INC.
By:	Name: Sean T. Erwin Title: President and Chief Executive Officer

CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
NEENAH PAPER, INC.

        Neenah Paper, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

        FIRST:    The name of the Corporation is Neenah Paper, Inc.

        SECOND:    The Corporation's original Certificate of Incorporation was filed with the Secretary of State on April 22, 2004.

        THIRD:    The Corporation hereby deletes Article IV of its Amended and Restated Certificate of Incorporation in its entirety and replaces it with the following:

"ARTICLE IV

        Without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock (as defined below), either issued and outstanding or held by the Corporation as treasury stock (and including each fractional share held by any stockholder and each fractional interest held by the Corporation or its agent pending disposition on behalf of those entitled thereto), immediately prior to the time this amendment becomes effective shall be and hereby is automatically reclassified and changed (without any further act) into fifty (50) fully-paid and nonassessable shares of Common Stock (or, with respect to such fractional shares and interests, such lesser number of shares and fractional shares or interests as may be applicable based upon such 1 to 50 ratio), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.

        The Corporation is authorized to issue 120,000,000 shares of capital stock of which (a) 100,000,000 shares shall be shares of Common Stock $.01 par value per share ("Common Stock"), and (b) 20,000,000 shares shall be shares of Preferred Stock $.01 par value per share ("Preferred Stock")."

        FOURTH:    This amendment was duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

        This Amendment shall be effective as of 6:01 p.m. EST on the date written below.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment, on this            day of                        , 2008.

NEENAH PAPER, INC.
By:	Name: Sean T. Erwin Title: President and Chief Executive Officer

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.    Proposal to amend Neenah's Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of Neenah's common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Any of such attorneys and proxies, or their substitutes (or if only one, that one) at said Special Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.
Receipt is acknowledged of the Notice of Special Meeting of shareholders and the Proxy Statement accompanying said Notice.
Each of the foregoing matters has been proposed by Neenah and is not conditioned on the approval of any other matter.
Date:	, 2008
Stockholder(s) Signature
Stockholder(s) Signature

Signature(s) of stockholder should correspond exactly with the name(s) shown hereon. If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its President or other authorized officer.

/*\ FOLD AND DETACH HERE /*\

YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED	NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the day of the Special Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/np-plan		TELEPHONE 1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

        If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Proxy—Special Meeting of Shareholders—March 12, 2008
(Solicited on Behalf of the Board of Directors)

The undersigned stockholder of Neenah Paper, Inc. hereby constitutes and appoints Bonnie C. Lind and Steven S. Heinrichs, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to represent and to vote on behalf of the undersigned all of the shares of Neenah's Common Stock which the undersigned is entitled to vote at a Special Meeting of Stockholders to be held at 1201 West Peachtree Street, Suite 1400, Atlanta, Georgia 30309 on Wednesday, March 12, 2008 at 10:00 a.m. local time and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Special Meeting.

NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed postpaid envelope to Mellon Investor Services, Proxy Processing, P.O. Box 3510, S. Hackensack, NJ 07606-9210.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

        If you hold shares in either of the Neenah Paper Retirement Plans, this voting instruction form provides direction to Vanguard Fiduciary Trust Company ("Vanguard") as trustee of the Plan(s) with respect to Company Stock shares allocated to your individual Plan account as of the record date for the Special Meeting. The terms of the Plan(s) provide that Vanguard will vote the shares of Company Stock held in your Plan account as you direct. However, if you do not provide timely direction, Vanguard will vote any shares of Company Stock held in the Plan(s) for which Vanguard does not receive timely participant direction in the same proportion as shares for which timely voting instructions are received from other participants in the Plans. Your voting instructions must be received by 11:59 p.m. Eastern Time on March 9, 2008. Your voting instructions are confidential and will not be revealed to anyone, except as required by law. If you have any questions regarding your voting instructions to Vanguard, please call Vanguard Participant Services at (800) 523-1188 Monday through Friday from 8:30 a.m. to 9:00 p.m., Eastern time.

SPECIAL MEETING OF STOCKHOLDERS

Wednesday, March 12, 2008

10:00 A.M.
1201 West Peachtree Street
Suite 1400
Atlanta, Georgia 30309

AGENDA:

•
PROPOSAL TO AMEND NEENAH'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT OF NEENAH'S COMMON STOCK

•
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING (THE BOARD OF DIRECTORS IS CURRENTLY UNAWARE OF ANY OTHER BUSINESS TO BE PRESENTED TO A VOTE)

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.    Proposal to amend Neenah's Certificate of Incorporation to effect a reverse stock split followed by a forward stock split of Neenah's common stock.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Any of such attorneys and proxies, or their substitutes (or if only one, that one) at said Special Meeting, and any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.
Receipt is acknowledged of the Notice of Special Meeting of shareholders and the Proxy Statement accompanying said Notice.
Each of the foregoing matters has been proposed by Neenah and is not conditioned on the approval of any other matter.
Date:	, 2008
Stockholder(s) Signature
Stockholder(s) Signature

Signature(s) of stockholder should correspond exactly with the name(s) shown hereon. If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its President or other authorized officer.

/*\ FOLD AND DETACH HERE /*\

YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE, MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED	NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the day of the Special Meeting.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/np		TELEPHONE 1-866-540-5760
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

        If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

        Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor Service Direct® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Proxy—Special Meeting of Shareholders—March 12, 2008
(Solicited on Behalf of the Board of Directors)

The undersigned stockholder of Neenah Paper, Inc. hereby constitutes and appoints Bonnie C. Lind and Steven S. Heinrichs, and each of them, the attorneys and proxies of the undersigned, with full power of substitution and revocation, to represent and to vote on behalf of the undersigned all of the shares of Neenah's Common Stock which the undersigned is entitled to vote at a Special Meeting of Stockholders to be held at 1201 West Peachtree Street, Suite 1400, Atlanta, Georgia 30309 on Wednesday, March 12, 2008 at 10:00 a.m. local time and at any adjournments thereof, upon the following proposals which are more fully described in the notice of, and proxy statement for, the Special Meeting.

NOTE: This proxy, properly filled in, dated and signed, should be returned promptly in the enclosed postpaid envelope to Mellon Investor Services, Proxy Processing, P.O. Box 3510, S. Hackensack, NJ 07606-9210.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

/*\ FOLD AND DETACH HERE /*\

SPECIAL MEETING OF STOCKHOLDERS

Wednesday, March 12, 2008

10:00 A.M.
1201 West Peachtree Street
Suite 1400
Atlanta, Georgia 30309

AGENDA:

•
PROPOSAL TO AMEND NEENAH'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT FOLLOWED BY A FORWARD STOCK SPLIT OF NEENAH'S COMMON STOCK

•
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING (THE BOARD OF DIRECTORS IS CURRENTLY UNAWARE OF ANY OTHER BUSINESS TO BE PRESENTED TO A VOTE)

You can now access your Neenah Paper, Inc. account online.

Access your Neenah Paper, Inc. stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Neenah Paper, Inc. now makes it easy and convenient to get current information on your stockholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com/isd
 For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS
APPENDIX A
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NEENAH PAPER, INC.
"ARTICLE IV
CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NEENAH PAPER, INC.
"ARTICLE IV